Exhibit 99.2

Connecture, Inc. Announces $52 Million Investment Led By Francisco Partners

Additional capital helps position Company for strategic growth

Chrysalis Ventures to participate in investment

BROOKFIELD, Wis. — March 14, 2016 — Connecture, Inc. (NASDAQ: CNXR), a provider of web-based information systems used to create health insurance marketplaces, today announced that it has executed a definitive agreement for a $52 million investment to strengthen its financial profile through reduced leverage and accelerate its growth opportunities. The investment will be led by Francisco Partners, a leading global private equity firm. The transaction, which is subject to customary closing conditions, including approval by the Company’s shareholders, also includes an investment from existing shareholder Chrysalis Ventures, which will increase its investment in the Company. At closing, Connecture will issue and sell Series A preferred stock, which shall be convertible into the Company’s common stock.

“Francisco Partners’ investment in Connecture validates the Company’s compelling platform capabilities and growth opportunities,” said Jeff Surges, CEO of Connecture. “Francisco Partners brings a wealth of relevant healthcare experience and resources to the table, and their health information technology expertise and broad industry relationships will be of great value as we continue to innovate and add capabilities. In addition, we are pleased with the continued support of our strategy and vision by Chrysalis Ventures.”

Connecture provides software and related service solutions to health insurance and ancillary carriers, brokers and other related retail distribution entities, health care providers, and government agencies. Connecture helps organizations grow and retain their membership, while improving efficiency and reducing technology costs.

“Connecture is playing a crucial role in the continued evolution of health insurance distribution,” said Ezra Perlman, Co-President of Francisco Partners. “The Company is on the forefront of providing technology solutions that enable consumers to find and purchase the best health insurance and ancillary benefits policies for them and their dependents. We believe Connecture’s platform is well-positioned for future growth.”

At the closing of Francisco Partners’ investment in the Company, Perlman will join the Connecture Board of Directors.

“Ezra is an excellent addition to the Connecture board,” said David A. Jones, Jr., chairman of Connecture’s board of directors and chairman of Chrysalis Ventures. “Ezra joins a great team that is dedicated to providing leading technology solutions and is prepared to move Connecture forward in a meaningful way. Both Jeff and I are excited about completing this important step for the Company and our new partnership with Francisco Partners.”

Connecture was advised by Raymond James and DLA Piper LLP (US), and Francisco Partners was advised by Kirkland & Ellis LLP.

The securities described herein will not be registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from such registration requirements. Connecture will agree to file one or more registration statements with the Securities and Exchange Commission covering the resale of the shares of Series A preferred stock and the common stock issuable upon conversion the preferred stock.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities described herein, nor shall there be any sale of such securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

About Connecture

Connecture (NASDAQ:CNXR) is a leading web-based consumer shopping, enrollment and retention platform for health insurance distribution. Connecture offers a personalized health insurance shopping experience that recommends the best fit insurance plan based on an individual’s preferences, health status, preferred providers, medications and expected out-of-pocket costs. Connecture’s customers are health insurance marketplace operators such as health plans, brokers and exchange operators, who must distribute health insurance in a cost-effective manner to a growing number of insured consumers. Connecture’s solutions automate key functions in the health insurance distribution process, allowing its customers to price and present plan options accurately to consumers and efficiently enroll, renew and manage plan members.

About Francisco Partners

Francisco Partners is a leading global private equity firm, which specializes in investments in technology and technology-enabled services businesses. Since its launch over 15 years ago, Francisco Partners has raised approximately $10 billion in capital and invested in more than 150 technology companies, making it one of the most active and longstanding investors in the technology industry. The firm invests in transaction values ranging from $50 million to over $2 billion, where the firm’s deep sectoral knowledge and operational expertise can help companies realize their full potential.

About Chrysalis Ventures

Chrysalis Ventures manages one of Mid-America’s largest funds for early-stage and growth investments with approximately $400 million under management. Since 1993, we have invested in over 65 companies, primarily in the healthcare and technology sectors. Headquartered in Louisville, Kentucky, Chrysalis seeks to partner with entrepreneurs to build enduring businesses in industries undergoing significant transformation.

Forward-Looking Statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this press release, including statements regarding Connecture’s expectations regarding its fundraising efforts, including the closing of the investment and Connecture’s strategy, future growth, future financial position, future revenues, prospects, plans and the objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

These forward-looking statements contained in this press release are based on Connecture’s current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Connecture may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements, and you should not place undue reliance on Connecture’s forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results or events to differ materially from the expectations disclosed in the forward-looking statements, including, but not limited to, risks related to (1) Connecture’s ability to manage its growth, including accurately planning and forecasting its financial results and hiring, retaining and motivating employees; (2) the competitive environment for Connecture’s business and the market for Connecture’s solutions; (3) Connecture’s ability to maintain historical contract terms; (4) Connecture’s ability to operate its proprietary software, transition to new platforms and provide innovative and high quality products and services; (5) errors, interruptions or delays in Connecture’s services; (6) breaches of Connecture’s security measures; (7) Connecture’s ability to comply with regulatory requirements; (8) technological and regulatory developments; (9) litigation related to intellectual property and other matters and any related claims, negotiations and settlements; (10) the impact and integration of future acquisitions; and (11) other risks and potential factors that could affect Connecture’s business and financial results identified in Connecture’s filings with the Securities and Exchange Commission (the “SEC”), including Connecture’s Annual Report on Form 10-K and its quarterly reports on Form 10-Q. The forward-looking statements contained in this press release reflect Connecture’s current views with respect to future events, and Connecture assumes no obligation to update or revise any forward-looking statements except as required by applicable law.

Investor Relations Contact:

Peter Vozzo

Westwicke Partners

443-213-0505

peter.vozzo@westwicke.com

Media Contact:

Carolyn Edwards

ReviveHealth

615-760-3681

ce@thinkrevivehealth.com

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